UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 14, 2008

                              HC INNOVATIONS, INC.
             (Exact name of registrant as specified in its charter)

         DELAWARE                    0-52197                  04-3570877
(State or other jurisdiction       (Commission               (IRS Employer
     of incorporation)              File Number)          Identification Number)

          10 PROGRESS DRIVE, SUITE 200, SHELTON, CT             06484
           (Address of principal executive offices)           (Zip Code)


       Registrant's telephone number, including area code: (203) 925-9600



         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

ITEM 5.02 NON-RELIANCE ON PREVIOUSLY ISSUED FINANCIAL STATEMENTS OR A RELATED AUDIT REPORT OR COMPLETED INTERIM REVIEW.

On August 14, 2008, management of HC Innovations, Inc. (the "Company") concluded that the unaudited condensed consolidated financial statements of the Company for the three months ended March 31, 2008 should no longer be relied upon due to an error in the accounting for stock based compensation relating to stock options issued to non-employee directors during the three months ended March 31, 2008. This error had the following impact on the unaudited condensed consolidated financial statements for the three months ended March 31, 2008:

Condensed Consolidated Statements of Operations

                                                            AS                                    AS
                                                          FILED            ADJUSTMENT          RESTATED
                                                      -------------      --------------     --------------
Selling, general and administrative expenses          $   3,167,414      $     302,846      $    3,470,260
Loss from operations                                     (2,262,135)          (302,846)         (2,564,981)
Net loss                                                 (3,304,206)          (302,846)         (3,607,052)

Condensed Consolidated Balance Sheets

                                                            AS                                    AS
                                                          FILED            ADJUSTMENT          RESTATED
                                                      -------------      --------------     --------------
Additional paid-in capital                            $  17,709,536      $      302,846     $   18,012,382
Deficit                                                 (19,273,980)           (302,846)       (19,576,826)

Accordingly, the Company intends to restate its unaudited condensed consolidated financial statements for the three months ended March 31, 2008. The effect of the restatement is described in the table above.

As described above, in the course of a review by the Company of its accounting for stock based compensation undertaken during the preparation of the Company's unaudited condensed consolidated financial statements for the three and six months ended June 30, 2008, the Company identified an error in accounting for stock based compensation relating to stock options issued to non-employee directors during the three months ended March 31, 2008.

The Company intends to file an amendment and restatement to its Quarterly Report on Form 10-Q for the quarter ended March 31, 2008 as soon as practicable to reflect the restatement.

The above conclusions were reached in consultation with the Company's Board of Directors (acting as audit committee) and the Company's independent registered public accounting firm, Carlin, Charron & Rosen, LLP. A copy of this disclosure was provided to Carlin, Charron & Rosen, LLP in advance of this filing.

                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      HC INNOVATIONS, INC.


Date: August 15, 2008                 By:  /s/ David Chess
                                           -------------------------------------
                                      David Chess
                                      Chief Executive Officer